EXHIBIT 4.6

GLOBAL AMENDMENT

to

PARTICIPANT AGREEMENTS

This Global Amendment to Participant Agreements (this “Amendment”), dated as of September 5, 2017, is entered into by Guggenheim Specialized Products, LLC, a Delaware limited liability company d/b/a Guggenheim Investments, as sponsor of the below listed Trusts (the “Sponsor”), and The Bank of New York Mellon, a New York banking corporation, in its capacity as the trustee for the below listed Trusts (the “Trustee”).

WHEREAS, various authorized participants (the “Authorized Participants”), the Trustee, and the Sponsor are parties to those certain Participant Agreements set forth on Schedule A hereto, as the same have been previously amended (collectively the “Agreements” and each individually an “Agreement”), which were entered into in connection with each of the following CurrencyShares® trusts (collectively the “Trusts”):

i.	CurrencyShares® Australian Dollar Trust (the “FXA Trust”);

ii.	CurrencyShares® British Pound Sterling Trust (the “FXB Trust”);

iii.	CurrencyShares® Canadian Dollar Trust (the “FXC Trust”);

iv.	CurrencyShares® Euro Trust (the “FXE Trust”);

v.	CurrencyShares® Japanese Yen Trust (the “FXY Trust”);

vi.	CurrencyShares® Singapore Dollar Trust (the “FXSG Trust”);

vii.	CurrencyShares® Swedish Krona Trust (the “FXS Trust”); and

viii.	CurrencyShares® Swiss Franc Trust (the “FXF Trust”).

WHEREAS, the Trustee and the Sponsor desire to amend each of the Agreements as set forth herein;

WHEREAS, Section 18(a) of each Agreement provides substantially as follows with respect to the amendment of such Agreement:

Amendment and Modification. This Agreement, the Procedures attached as Attachment A and the Exhibits hereto may be amended, modified or supplemented by the Trustee and the Sponsor, without consent of any Authorized Participant from time to time by the following procedure. After the amendment, modification or supplement has been agreed to, the Trustee will mail a copy of the proposed amendment, modification or supplement to the Authorized Participant. For the purposes of this Agreement, mail will be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system. Within ten (10) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms. If at any time there is any material amendment, modification or supplement of any Participant Agreement (other than this Agreement), the Trustee will promptly mail a copy of such amendment, modification or supplement to the Authorized Participant.

WHEREAS, the Securities and Exchange Commission (the “SEC”) has adopted an amendment to Rule 15c6-1(a) to shorten by one business day the standard settlement cycle for most broker-dealer transactions; and

WHEREAS, the Sponsor and the Trustee desire to enter into this Amendment so as to comply with the SEC’s amendment to Rule 15c6-1(a);

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereby agree as follows:

1.	Amendment of Section 3(b). The second sentence of Section 3(b) of each Agreement is hereby deleted and replaced with the following:

A form of Purchase Order and Redemption Order is attached hereto as Exhibit B.

2.	Amendment of Section 7. Section 7 of each Agreement is hereby deleted in its entirety and replaced with the following:

Section 7. Redemption. The Authorized Participant represents and warrants that it will not obtain an Order Number (as described in the Procedures) from the Trustee for the purpose of redeeming a Basket unless it first ascertains that (i) it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the Baskets to be redeemed and to receive the entire proceeds of the redemption, and (ii) such Baskets have not been loaned or pledged to another party, borrowed or temporarily obtained from another party and are not the subject of any repurchase agreement, reverse repurchase agreement or securities lending agreement, or any other arrangement which would preclude the delivery of such Baskets to the Trustee on the second Business Day following the date of the Redemption Order.

3.	Amendment of Attachment A.

a.	Attachment A of each FXA Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXA hereto.

b.	Attachment A of each FXB Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXB hereto.

c.	Attachment A of each FXC Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXC hereto.

d.	Attachment A of each FXE Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXE hereto.

e.	Attachment A of each FXY Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXY hereto.

f.	Attachment A of each FXSG Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXSG hereto.

g.	Attachment A of each FXS Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXS hereto.

h.	Attachment A of each FXF Trust Agreement is hereby deleted in its entirety and replaced with Attachment A – FXF hereto.

4.	Amendment of Exhibit B.

a.	Exhibit B of each FXA Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXA hereto.

b.	Exhibit B of each FXB Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXB hereto.

c.	Exhibit B of each FXC Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXC hereto.

d.	Exhibit B of each FXE Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXE hereto.

e.	Exhibit B of each FXY Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXY hereto.

f.	Exhibit B of each FXSG Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXSG hereto.

g.	Exhibit B of each FXS Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXS hereto.

h.	Exhibit B of each FXF Trust Agreement is hereby deleted in its entirety and replaced with Exhibit B – FXF hereto.

5.	Amendment of Exhibit C. Exhibit C of each Agreement is hereby deleted in its entirety.

6.	Miscellaneous.

a.	This Amendment may be executed in counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same Amendment. Each of the parties hereto acknowledges having received an executed counterpart of this Amendment.

b.	Capitalized terms not defined herein shall have the meaning set forth in the Agreements.

c.	This Amendment shall be interpreted under, and all rights and duties under this Amendment shall be governed by, the laws of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have each caused this Amendment to be executed as of the day and year above written.

GUGGENHEIM SPECIALIZED PRODUCTS, LLC, as Sponsor

By:	/s/ Amy J Lee
Name:	Amy J. Lee
Title:	Secretary

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Phyllis A. Cietek
Name:	Phyllis A. Cietek
Title:	Vice-President

SCHEDULE A

to

GLOBAL AMENDMENT

Name of Trust	Name of Authorized Participant	Agreement Date
CurrencyShares® Australian Dollar Trust	BNP Paribas Prime Brokerage, Inc.	8/5/2015
CurrencyShares® Australian Dollar Trust	Citadel Securities, LLC	11/13/2009
CurrencyShares® Australian Dollar Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® Australian Dollar Trust	Credit Suisse Securities (USA), LLC	5/15/2012
CurrencyShares® Australian Dollar Trust	Deutsche Bank Securities, Inc.	3/9/2012
CurrencyShares® Australian Dollar Trust	EWT, LLC	7/14/2008
CurrencyShares® Australian Dollar Trust	Goldman Sachs & Co.	6/22/2006
CurrencyShares® Australian Dollar Trust	Goldman Sachs Execution & Clearing LP	10/24/2008
CurrencyShares® Australian Dollar Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® Australian Dollar Trust	Merrill Lynch Professional Clearing Corp.	6/26/2006
CurrencyShares® Australian Dollar Trust	Morgan Stanley & Co LLC (formerly, Morgan Stanley & Co. Incorporated)	8/26/2010
CurrencyShares® Australian Dollar Trust	Newedge USA, LLC	8/26/2008
CurrencyShares® Australian Dollar Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® Australian Dollar Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® Australian Dollar Trust	SG Americas Securities, LLC	11/30/2012
CurrencyShares® Australian Dollar Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® Australian Dollar Trust	Virtue Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® Australian Dollar Trust	Virtu Financial BD LLC	12/3/2010

CurrencyShares® British Pound Sterling Trust	BNP Paribas Prime Brokerage, Inc.	8/5/2015
CurrencyShares® British Pound Sterling Trust	BNP Paribas Securities Corp.	8/5/2015
CurrencyShares® British Pound Sterling Trust	Citadel Securities, LLC	11/13/2009
CurrencyShares® British Pound Sterling Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® British Pound Sterling Trust	Credit Suisse Securities (USA), LLC	1/19/2007
CurrencyShares® British Pound Sterling Trust	Deutsche Bank Securities, Inc.	3/9/2012
CurrencyShares® British Pound Sterling Trust	EWT, LLC	7/14/2008
CurrencyShares® British Pound Sterling Trust	Goldman Sachs & Co.	6/22/2006
CurrencyShares® British Pound Sterling Trust	Goldman Sachs Execution & Clearing LP	6/19/2006
CurrencyShares® British Pound Sterling Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® British Pound Sterling Trust	Merrill Lynch Professional Clearing Corp.	6/26/2006
CurrencyShares® British Pound Sterling Trust	Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co Incorporated)	8/26/2010
CurrencyShares® British Pound Sterling Trust	Newedge USA, LLC	8/26/2008
CurrencyShares® British Pound Sterling Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® British Pound Sterling Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® British Pound Sterling Trust	SG Americas Securities, LLC	11/30/2012
CurrencyShares® British Pound Sterling Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® British Pound Sterling Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® British Pound Sterling Trust	Virtu Financial BD, LLC	12/3/2010

Name of Trust	Name of Authorized Participant	Agreement Date
CurrencyShares® Canadian Dollar Trust	BNP Paribas Prime Brokerage, Inc.	8/5/2015
CurrencyShares® Canadian Dollar Trust	BNP Paribas Securities Corp.	8/5/2015
CurrencyShares® Canadian Dollar Trust	Citadel Securities LLC	11/13/2009
CurrencyShares® Canadian Dollar Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® Canadian Dollar Trust	Credit Suisse Securities (USA) LLC	1/19/2007
CurrencyShares® Canadian Dollar Trust	Deutsche Bank Securities, Inc.	3/9/2012
CurrencyShares® Canadian Dollar Trust	EWT, LLC	7/14/2008
CurrencyShares® Canadian Dollar Trust	Goldman Sachs & Co.	6/22/2006
CurrencyShares® Canadian Dollar Trust	Goldman Sachs Execution & Clearing LP	6/19/2006
CurrencyShares® Canadian Dollar Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® Canadian Dollar Trust	Merrill Lynch Professional Clearing Corp.	6/26/2006
CurrencyShares® Canadian Dollar Trust	Morgan Stanley & Co LLC (formerly, Morgan Stanley & Co. Incorporated)	8/26/2010
CurrencyShares® Canadian Dollar Trust	Newedge USA, LLC	8/26/2008
CurrencyShares® Canadian Dollar Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® Canadian Dollar Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® Canadian Dollar Trust	SG Americas Securities LLC	11/30/2012
CurrencyShares® Canadian Dollar Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® Canadian Dollar Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® Canadian Dollar Trust	Virtu Financial BD LLC	12/3/2010

CurrencyShares® Euro Trust	BNP Paribas Prime Brokerage, Inc.	6/18/2015
CurrencyShares® Euro Trust	BNP Paribas Securities Corp.	6/18/2015
CurrencyShares® Euro Trust	Citadel Securities LLC	11/13/2009
CurrencyShares® Euro Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® Euro Trust	Credit Suisse Securities (USA) LLC	1/19/2007
CurrencyShares® Euro Trust	Deutsche Bank Securities, Inc.	3/9/2012
CurrencyShares® Euro Trust	EWT, LLC	4/24/2008
CurrencyShares® Euro Trust	Goldman Sachs & Co.	6/22/2006
CurrencyShares® Euro Trust	Goldman Sachs Execution & Clearing LP	5/5/2006
CurrencyShares® Euro Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® Euro Trust	Merrill Lynch Professional Clearing Corp.	5/9/2006
CurrencyShares® Euro Trust	Morgan Stanley & Co LLC (formerly, Morgan Stanley & Co. Incorporated)	8/24/2010
CurrencyShares® Euro Trust	Newedge USA, LLC	5/22/2008
CurrencyShares® Euro Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® Euro Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® Euro Trust	SG Americas Securities LLC	11/30/2012
CurrencyShares® Euro Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® Euro Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® Euro Trust	Virtu Financial BD LLC	12/3/2010

CurrencyShares® Swiss Franc Trust	BNP Paribas Prime Brokerage, Inc.	8/5//2015
CurrencyShares® Swiss Franc Trust	BNP Paribas Securities Corp.	8/5/2015
CurrencyShares® Swiss Franc Trust	Citadel Securities LLC	11/13/2009
CurrencyShares® Swiss Franc Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® Swiss Franc Trust	Deutsche Bank Securities, Inc.	3/9/2012
CurrencyShares® Swiss Franc Trust	EWT, LLC	7/14/2008

Name of Trust	Name of Authorized Participant	Agreement Date
CurrencyShares® Swiss Franc Trust	Goldman Sachs & Co.	6/22/2006

CurrencyShares® Swiss Franc Trust	Goldman Sachs Execution & Clearing LP	10/24/2008
CurrencyShares® Swiss Franc Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® Swiss Franc Trust	Merrill Lynch Professional Clearing Corp.	6/26/2006
CurrencyShares® Swiss Franc Trust	Morgan Stanley & Co LLC (formerly, Morgan Stanley & Co. Incorporated)	8/26/2010
CurrencyShares® Swiss Franc Trust	Newedge USA, LLC	8/26/2008
CurrencyShares® Swiss Franc Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® Swiss Franc Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® Swiss Franc Trust	SG Americas Securities LLC	11/30/2012
CurrencyShares® Swiss Franc Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® Swiss Franc Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® Swiss Franc Trust	Virtu Financial BD LLC	12/3/2010

CurrencyShares® Swedish Krona Trust	BNP Paribas Prime Brokerage, Inc.	8/5/2015
CurrencyShares® Swedish Krona Trust	BNP Paribas Securities Corp.	8/5/2015
CurrencyShares® Swedish Krona Trust	Citadel Securities LLC	11/13/2009
CurrencyShares® Swedish Krona Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® Swedish Krona Trust	Credit Suisse Securities (USA), LLC	5/15/2012
CurrencyShares® Swedish Krona Trust	Deutsche Bank Securities, Inc.	3/9/2012
CurrencyShares® Swedish Krona Trust	EWT, LLC	7/14/2008
CurrencyShares® Swedish Krona Trust	Goldman Sachs & Co.	6/22/2006
CurrencyShares® Swedish Krona Trust	Goldman Sachs Execution & Clearing LP	1/29/2008
CurrencyShares® Swedish Krona Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® Swedish Krona Trust	Merrill Lynch Professional Clearing Corp.	6/26/2006
CurrencyShares® Swedish Krona Trust	Morgan Stanley & Co LLC (formerly, Morgan Stanley & Co. Incorporated)	8/26/2010
CurrencyShares® Swedish Krona Trust	Newedge USA, LLC	8/26/2008
CurrencyShares® Swedish Krona Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® Swedish Krona Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® Swedish Krona Trust	SG Americas Securities LLC	11/30/2012
CurrencyShares® Swedish Krona Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® Swedish Krona Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® Swedish Krona Trust	Virtu Financial BD LLC	12/3/2010

CurrencyShares® Singapore Dollar Trust	BNP Paribas Prime Brokerage, Inc.	8/5/2015
CurrencyShares® Singapore Dollar Trust	BNP Paribas Securities Corp.	8/5/2015
CurrencyShares® Singapore Dollar Trust	Credit Suisse Securities (USA), LLC	3/12/2013
CurrencyShares® Singapore Dollar Trust	Merrill Lynch Professional Clearing Corp.	1/11/2013
CurrencyShares® Singapore Dollar Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	10/31/2011

CurrencyShares® Japanese Yen Trust	BNP Paribas Prime Brokerage, Inc.	8/5/2015
CurrencyShares® Japanese Yen Trust	BNP Paribas Securities Corp.	8/5/2015
CurrencyShares® Japanese Yen Trust	Citadel Securities LLC	11/13/2009
CurrencyShares® Japanese Yen Trust	Citigroup Global Markets, Inc.	8/26/2011
CurrencyShares® Japanese Yen Trust	Credit Suisse Securities (USA) LLC	5/15/2012

Name of Trust	Name of Authorized Participant	Agreement Date
CurrencyShares® Japanese Yen Trust	Deutsche Bank Securities, Inc.	3/12/2007

CurrencyShares® Japanese Yen Trust	EWT, LLC	7/14/2008
CurrencyShares® Japanese Yen Trust	Goldman Sachs & Co.	2/12/2007
CurrencyShares® Japanese Yen Trust	Goldman Sachs Execution & Clearing LP	2/9/2007
CurrencyShares® Japanese Yen Trust	JP Morgan Securities, Inc.	8/16/2010
CurrencyShares® Japanese Yen Trust	Merrill Lynch Professional Clearing Corp.	3/5/2007
CurrencyShares® Japanese Yen Trust	Morgan Stanley & Co LLC (formerly, Morgan Stanley & Co. Incorporated)	8/26/2010
CurrencyShares® Japanese Yen Trust	Newedge USA, LLC	8/26/2008
CurrencyShares® Japanese Yen Trust	Nomura Securities International, Inc.	6/14/2010
CurrencyShares® Japanese Yen Trust	RBC Capital Markets, LLC (formerly, RBC Capital Markets Corp.)	4/15/2011
CurrencyShares® Japanese Yen Trust	SG Americas Securities LLC	11/30/2012
CurrencyShares® Japanese Yen Trust	Timber Hill, LLC	5/16/2007
CurrencyShares® Japanese Yen Trust	Virtu Americas LLC (formerly, KCG Americas LLC)	3/25/2010
CurrencyShares® Japanese Yen Trust	Virtu Financial BD LLC	12/3/2010

ATTACHMENT A – FXA

CREATION AND REDEMPTION OF AUSTRALIAN DOLLAR SHARES AND

RELATED AUSTRALIAN DOLLAR TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Australian Dollar Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Australian Dollar Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Australian Dollars between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Australian Dollars also are described.

Under these Procedures, Baskets may be issued only in consideration for Australian Dollars transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of June 8, 2006, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “NY Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which NYSE Arca is not open for regular trading at noon New York City time; a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Australia.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Australian Dollars, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Australian Dollars and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the NY Business Day that is the Order Date under the Trust Agreement (“CREATION T”), on the next NY Business Day following CREATION T that is also a Local Business Day (“CREATION T+1”), the Trustee notifies the Authorized Participant and the Depository of the amount of Australian Dollars to be transferred to the Trust and the Authorized Participant transfers such amount to the Depository, and a Basket is created on the next NY Business Day following CREATION T+1, unless the Trustee has not received confirmation of the receipt of the Basket Australian Dollar Amount (as defined herein) on such day, in which case creation of the Basket shall be the next following day that is both a New York Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Australian Dollars and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Baskets corresponding to the Australian Dollars the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1    By the 4:00 p.m. NYC time (the “Order Cut-Off Time”), or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1    The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3    Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4     Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, will be rejected.

C1.1.5      During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6    Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7    The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8    If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2    If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Australian Dollars the Authorized Participant must transfer in exchange for the Basket(s).

C1.3    The Authorized Participant ensures that by 3:30 p.m. NYC time on CREATION T+1 (usually 5:30 a.m. the following day Melbourne time), sufficient Australian Dollars are wire transferred to the Depository.

C1.4     NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1    The Authorized Participant must be a participating member of DTC.

C1.4.2    The Authorized Participant must be able to transfer Australian Dollars via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3    The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4    The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Australian Dollars transfers with its sending financial institution.

C1.4.5     By 3:30 p.m. NYC time on CREATION T+1 (usually 5:30 a.m. the following day Melbourne time) on CREATION T+2, Australian Dollars in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Baskets on CREATION T+2.

C1.4.6    An Authorized Participant may only deliver Australian Dollars for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7    Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5    NOTES FOR TRUSTEE (CREATION T)

C1.5.1    If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Australian Dollars that must be deposited in the Deposit Account no later than 3:30 p.m. NYC time on CREATION T+1 (usually 5:30 a.m. the following day Melbourne time).

C2	CREATION T+1

C2.1 On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Australian Dollars that must be deposited in the Deposit Account (the “Basket Australian Dollar Amount”) not later than 3:30 p.m. NY time on CREATION T+1 (usually 5:30 a.m. the following day Melbourne time), for the creation of the Baskets on CREATION T+2.

C2.2 Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total amount of Australian Dollars that the Depository will receive from the Authorized Participant on CREATION T+1.

C2.3 By 3:30 p.m. NYC time (usually 5:30 a.m. the following day Melbourne time), the Depository has received each Authorized Participant’s wire transfer of the Basket Australian Dollar Amount in the Deposit Account.

C3	CREATION T+2

C3.1 As of 9:00 a.m. NYC time, the Depository notifies the Trustee that the Basket Australian Dollar Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.2 Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.3 At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Australian Dollar Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Australian Dollar Amount.

C3.4 By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Australian Dollar Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.5 By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Australian Dollar Amount has been received into the Deposit Account.

C3.6 Following the close of business (usually 4:00 p.m. Melbourne time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.7 Following the close of business (usually 4:00 p.m. Melbourne time) on CREATION T+2, the Depository Australian Dollar system updates account records, recording the movements of Australian Dollars in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Melbourne time) on CREATION T+2.

C3.8 Following the close of business (usually 4:00 p.m. Melbourne time) on CREATION T+2, the Depository Australian Dollar system automatically generates authenticated electronic messages (SWIFT MT940 or SWIFT MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

C3.9     If the Authorized Participant fails to deliver Australian Dollars by 3:30 p.m. NYC time on CREATION T+1, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the NY Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), Baskets to be redeemed are delivered to the Trustee by 3:00 p.m. NYC time (usually 5:00 a.m. the following day Melbourne time) on the first NY Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case Baskets shall be delivered the next following day that is both a New York Business Day and a Local Business Day (“REDEMPTION T+1”) and the Authorized Participant receives the corresponding Australian Dollars on the next NY Business Day that is also a Local Business Day following REDEMPTION T+1 (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Australian Dollars corresponding to the Baskets delivered for redemption.

R1	REDEMPTION T (REDEMPTION ORDER TRADE DATE)

R1.1    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1    The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4     Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5     During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6     Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7     The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge on REDEMPTION T+2 prior to the delivery of the Australian Dollars to the Authorized Participant.

R1.1.8     If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2    If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees on REDEMPTION T+2 prior to delivery of the Australian Dollars” and indicating, on a preliminary basis subject to confirmation, the number of Australian Dollars the Participant will receive upon redemption of the indicated Basket(s) of Shares.

R1.3    NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.3.1    The Trustee will deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+1 only after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.3.2     If an Authorized Participant has placed its Redemption Order with the Trustee on REDEMPTION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Australian Dollars to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1    On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Australian Dollars that will be delivered to the Authorized Participant on REDEMPTION T+2 (the “Basket Australian Dollar Amount”).

R2.2    Prior to the delivery of instructions from the Trustee to the Depository directing the Depository to transfer the Basket Australian Dollar Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R2.3    By 3:00 p.m. NYC time (usually 5:00 a.m. the following day Melbourne time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk (718) 315-7500 to expect the Authorized Participant’s Shares through DTC.

R2.3.1     By 3:00 p.m. NYC time (usually 5:00 a.m. the following day Melbourne time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R2.3.2    By 3:00 p.m. NYC time (usually 5:00 a.m. the following day Melbourne time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R2.3.3    By 3:00 p.m. NYC time (usually 5:00 a.m. the following day Melbourne time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R2.4    By 3:30 p.m. NYC time (usually 5:30 a.m. the following day Melbourne time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Australian Dollar Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares.

R3	REDEMPTION T+2

R3.1    On REDEMPTION T+2, the Depository executes the instructions from the Trustee to wire the Basket Australian Dollar Amount from the Trust Account and to transfer the Basket Australian Dollar Amount to the Authorized Participant’s designated account. The Australian Dollars will be sent to the designated accounts by wire SWIFT BIC – CHASGB2L, or another funds transfer method acceptable to the Depository.

R3.1.1    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to eliminate Shares received for redemption.

R3.1.2    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.2    Following the close of business (usually 4:00 p.m. Melbourne time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.3    Following the close of business (usually 4:00 p.m. Melbourne time) on REDEMPTION T+2, the Depository Australian Dollars system updates its account records, recording the movements of Australian Dollars in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Melbourne time) on REDEMPTION T+2.

R3.4    Following the close of business (usually 4:00 p.m. Melbourne time) on REDEMPTION T+2, the Depository Australian Dollar system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXB

CREATION AND REDEMPTION OF BRITISH POUND STERLING SHARES AND

RELATED BRITISH POUND STERLING TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of British Pound Sterling Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® British Pound Sterling Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of British Pounds between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of British Pounds also are described.

Under these Procedures, Baskets may be issued only in consideration for British Pounds transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of June 8, 2006, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; and a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in London.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for British Pounds, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer British Pounds and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the Business Day that is the Order Date under the Trust Agreement (“CREATION T”), and a Basket is created by 11:00 a.m. NYC time (usually 4:00 p.m. London time) on the second Business Day following CREATION T, unless that day is not a Local Business Day, in which case creation of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust British Pounds and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Shares corresponding to the British Pounds the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1    By the 4:00 p.m. NYC time (the “Order Cut-Off Time”), or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”).

C1.1.1    The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions ; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3    Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4    Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, will be rejected.

C1.1.5     During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6    Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7    The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8    If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2    If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of British Pounds the Participant must transfer in exchange for the Basket(s).

C1.3    The Participant ensures that by 2:30 p.m. London time (usually 9:30 a.m. NYC time) on CREATION T+2, sufficient British Pounds are wire transferred to the Depository.

C1.4    NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1    The Authorized Participant must be a participating member of DTC.

C1.4.2    The Authorized Participant must be able to transfer British Pounds via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3    The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4    The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for British Pounds transfers with its sending financial institution.

C1.4.5     By 2:30 p.m. London time on CREATION T+2, British Pounds in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Shares on CREATION T+2.

C1.4.6    An Authorized Participant may only deliver British Pounds for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7    Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5    NOTES FOR TRUSTEE (CREATION T)

C1.5.1    If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of British Pounds that must be deposited in the Deposit Account no later than 2:30 p.m. London time on CREATION T+2.

C2	CREATION T+1

C2.1    On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of British Pounds that must be deposited in the Deposit Account (the “Basket British Pounds Amount”) no later than 2:30 p.m. London time on CREATION T+2 for creation of the Baskets on that day.

C2.2    Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total British Pounds amount that the Depository will receive from the Authorized Participant on CREATION T+2.

C3	CREATION T+2

C3.1    By 2:30 p.m. London time (usually 9:30 a.m. NYC time), the Depository has received each Authorized Participant’s wire transfer of the Basket British Pounds Amount in the Deposit Account.

C3.2    As of 2:30 p.m. London time, the Depository notifies the Trustee that the Basket British Pounds Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.3    Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.4    At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket British Pounds Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket British Pounds Amount.

C3.5    By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket British Pounds Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.6    By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket British Pounds Amount has been received into the Deposit Account.

C3.7    Following the close of business (usually 4:00 p.m. London time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.8    Following the close of business (usually 4:00 p.m. London time) on CREATION T+2, the Depository British Pounds system updates account records, recording the movements of British Pounds in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. London time) on CREATION T+2.

C3.9    Following the close of business (usually 4:00 p.m. London time) on CREATION T+2, the Depository British Pounds system automatically generates authenticated electronic messages constituting a statement of the activity affecting the Deposit Account (SWIFT MT940 or SWIFT MT950), (received only by the Trustee).

C3.10 If the Authorized Participant fails to deliver British Pounds by 2:30 p.m. London time on CREATION T+2, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), and a Basket is redeemed by 2:30 p.m. London time (usually 9:30 a.m. NYC time) on the second Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case redemption of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant British Pounds corresponding to the Shares delivered for redemption.

R1	REDEMPTION T (REDEMPTION ORDER TRADE DATE)

R1.1    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1    The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3    Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4    Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5    During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6    Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7    The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge prior to the delivery of the British Pounds to the Authorized Participant on REDEMPTION T+2.

R1.1.8    If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2    If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees prior to delivery of the British Pounds on REDEMPTION T+2” and indicating, on a preliminary basis subject to confirmation, the number of British Pounds the Participant will receive upon redemption of the indicated Basket(s).

R1.3    For each Redemption Order, the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository indicating the amount of British Pounds to transfer from the Deposit Account by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository) to the Authorized Participant’s designated account by 2:30 p.m. London time (usually 9:30 a.m. NYC time) on REDEMPTION T+2.

R1.4    NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.4.1    The Trustee will only deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+2 after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.4.2     If an Authorized Participant has placed its Redemption Order with the Trustee on REDEMPTION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of British Pounds to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1    On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of British Pounds the Authorized Participant will receive upon redemption of the Basket(s) on Redemption T+2 (the “Basket British Pounds Amount”).

R3	REDEMPTION T+2

R3.1    Prior to the delivery of the Basket British Pounds Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R3.2    By 9:00 a.m. NYC time (usually 2:00 p.m. London time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk ((718) 315- 7500) to expect the Authorized Participant’s Shares through DTC.

R3.2.1    By 9:00 a.m. NYC time (usually 2:00 p.m. London time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R3.2.2    By 9:00 a.m. NYC time (usually 2:00 p.m. London time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, then the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R3.2.3    By 9:00 a.m. NYC time (usually 2:00 p.m. London time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, then the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R3.3    By 9:30 a.m. NYC time (usually 2:30 p.m. London time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket British Pounds Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares. The British Pounds will be sent to the designated accounts by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository).

R3.4    As of 9:30 a.m. NYC time (usually 2:30 p.m. London time), following the receipt of the authenticated confirmatory electronic message from the Trustee, the Depository executes the instructions from the Trustee to wire the Basket British Pounds Amount from the Trust Account and to transfer the Basket British Pounds Amount to the Authorized Participant’s designated account.

R3.4.1    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to cancel Shares received for redemption.

R3.4.2    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.5    Following the close of business (usually 4:00 p.m. London time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.6    Following the close of business (usually 4:00 p.m. London time) on REDEMPTION T+2, the Depository British Pounds system updates its account records, recording the movements of British Pounds in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 3:30 p.m. London time) on REDEMPTION T+2.

R3.7    Following the close of business (usually 4:00 p.m. London time) on REDEMPTION T+2, the Depository British Pounds system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXC

CREATION AND REDEMPTION OF CANADIAN DOLLAR SHARES AND RELATED CANADIAN DOLLAR TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Canadian Dollar Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Canadian Dollar Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Canadian Dollars between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Canadian Dollars also are described.

Under these Procedures, Baskets may be issued only in consideration for Canadian Dollars transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of June 8, 2006, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; and a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Toronto.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Canadian Dollars, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Canadian Dollars and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the Business Day that is the Order Date under the Trust Agreement (“CREATION T”), and a Basket is created by 11:00 a.m. NYC and Toronto time on the second Business Day following CREATION T, unless that day is not a Local Business Day, in which case creation of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Canadian Dollars and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Shares corresponding to the Canadian Dollars the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1 By the 4:00 p.m. NYC time (the “Order Cut-Off Time”) or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1 The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500 notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4 Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time , as applicable will be rejected.

C1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6 Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7 The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8 If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2 If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Canadian Dollars the Authorized Participant must transfer in exchange for the Basket(s).

C1.3 The Participant ensures that by 9:30 a.m. NYC and Toronto time on CREATION T+2, sufficient Canadian Dollars are wire transferred to the Depository.

C1.4 NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1 The Authorized Participant must be a participating member of DTC.

C1.4.2 The Authorized Participant must be able to transfer Canadian Dollars via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3 The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4 The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Canadian Dollars transfers with its sending financial institution.

C1.4.5 By 9:30 a.m. NYC and Toronto time on CREATION T+2 Canadian Dollars in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Shares on CREATION T+2.

C1.4.6 An Authorized Participant may only deliver Canadian Dollars for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7 Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5 NOTES FOR TRUSTEE (CREATION T)

C1.5.1 If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Canadian Dollars that must be deposited in the Deposit Account no later than 9:30 a.m. NYC time on CREATION T+2.

C2	CREATION T+1

C2.1 On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Canadian Dollars that must be deposited in the Deposit Account (the “Basket Canadian Dollars Amount”) no later than 9:30 a.m. NYC and Toronto time on CREATION T+2 for creation of the Baskets on that day.

C2.2 Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total Canadian Dollar amount that the Depository will receive from the Authorized Participant on CREATION T+2.

C3	CREATION T+2

C3.1 By 9:30 a.m. NYC and Toronto time, the Depository has received each Authorized Participant’s wire transfer of the Basket Canadian Dollars Amount in the Deposit Account.

C3.2 As of 9:30 a.m. NYC and Toronto time, the Depository notifies the Trustee that the Basket Canadian Dollars Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.3 Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.4 At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Canadian Dollars Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Canadian Dollars Amount.

C3.5 By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Canadian Dollars Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.6 By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Canadian Dollars Amount has been received into the Deposit Account.

C3.7 Following the close of business (usually 4:00 p.m. Toronto time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.8 Following the close of business (usually 4:00 p.m. Toronto time) on CREATION T+2, the Depository Canadian Dollars system updates account records, recording the movements of Canadian Dollars in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Toronto time) on CREATION T+2.

C3.9 Following the close of business (usually 4:00 p.m. Toronto time) on CREATION T+2, the Depository Canadian Dollars system automatically generates authenticated electronic messages constituting a statement of the activity affecting the Deposit Account (SWIFT MT940 or SWIFT MT950), (received only by the Trustee).

C3.10 If the Authorized Participant fails to deliver Canadian Dollars by 9:30 a.m. Toronto time on CREATION T+2, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), and a Basket is redeemed by 9:30 a.m. NYC and Toronto time on the second Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case redemption of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Canadian Dollars corresponding to the Shares delivered for redemption.

R1	REDEMPTION T (REDEMPTION ORDER TRADE DATE)

R1.1 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1 The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500 notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4 Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6 Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7 The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge prior to the delivery of the Canadian Dollars to the Authorized Participant on REDEMPTION T+2.

R1.1.8 If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2 If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees prior to delivery of the Canadian Dollars on REDEMPTION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Canadian Dollars the Participant will receive upon redemption of the indicated Basket(s).

R1.3 For each Redemption Order, the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository indicating the amount of Canadian Dollars to transfer from the Deposit Account by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository) to the Authorized Participant’s designated account by 9:00 a.m. NYC and Toronto time on REDEMPTION T+2.

R1.4 NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.4.1 The Trustee will only deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+2 after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.4.2 If an Authorized Participant has placed its Redemption Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Canadian Dollars to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1 On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Canadian Dollars the Authorized Participant will receive upon redemption of the Basket(s) on Redemption T+2 (the “Basket Canadian Dollars Amount”).

R3	REDEMPTION T+2

R3.1 Prior to the delivery of the Basket Canadian Dollars Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R3.2 By 9:00 a.m. NYC and Toronto time, the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk ((718) 315-7500) to expect the Authorized Participant’s Shares through DTC.

R3.2.1 By 9:00 a.m. NYC and Toronto time, the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R3.2.2 By 9:00 a.m. NYC and Toronto time, if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, then the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R3.2.3 By 9:00 a.m. NYC and Toronto time, if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, then the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R3.3 By 9:30 a.m. NYC and Toronto time, the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Canadian Dollars Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares. The Canadian Dollars will be sent to the designated accounts by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository).

R3.4 As of 9:30 a.m. NYC and Toronto time, following the receipt of the authenticated confirmatory electronic message from the Trustee, the Depository executes the instructions from the Trustee to wire the Basket Canadian Dollars Amount from the Trust Account and to transfer the Basket Canadian Dollars Amount to the Authorized Participant’s designated account.

R3.4.1 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to cancel Shares received for redemption.

R3.4.2 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.5 Following the close of business (usually 4:00 p.m. Toronto time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.6 Following the close of business (usually 4:00 p.m. Toronto time) on REDEMPTION T+2, the Depository Canadian Dollars system updates its account records, recording the movements of Canadian Dollars in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Toronto time) on REDEMPTION T+2.

R3.7 Following the close of business (usually 4:00 p.m. Toronto time) on REDEMPTION T+2, the Depository Canadian Dollars system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXE

CREATION AND REDEMPTION OF EURO SHARES AND RELATED EURO TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Euro Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Euro Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Euro between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Euro also are described.

Under these Procedures, Baskets may be issued only in consideration for Euro transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of December 2, 2005, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; and a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Frankfurt.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Euro, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Euro and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the Business Day that is the Order Date under the Trust Agreement (“CREATION T”), and a Basket is created by 11:00 a.m. NYC time (usually 5:00 p.m. Frankfurt time) on the second Business Day following CREATION T, unless that day is not a Local Business Day, in which case creation of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Euro and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Shares corresponding to the Euro the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1 By the 4:00 p.m. NYC time (the “Order Cut-Off Time”) or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1 The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4 Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable will be rejected.

C1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6 Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7 The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8 If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2 If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Euro the Participant must transfer in exchange for the Basket(s).

C1.3 The Participant ensures that by 3:30 p.m. Frankfurt time (usually 9:30 a.m. NYC time) on CREATION T+2, sufficient Euro are wire transferred to the Depository.

C1.4 NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1 The Authorized Participant must be a participating member of DTC.

C1.4.2 The Authorized Participant must be able to transfer Euro via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3 The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4 The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Euro transfers with its sending financial institution.

C1.4.5 By 3:30 p.m. Frankfurt time on CREATION T+2, Euro in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Shares on CREATION T+2.

C1.4.6 An Authorized Participant may only deliver Euro for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7 Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5 NOTES FOR TRUSTEE (CREATION T)

C1.5.1 If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Euro that must be deposited in the Deposit Account no later than 3:30 p.m. Frankfurt time on CREATION T+2.

C2	CREATION T+1

C2.1 On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Euro that must be deposited in the Deposit Account (the “Basket Euro Amount”) no later than 3:30 p.m. Frankfurt time on CREATION T+2 for creation of the Baskets on that day.

C2.2 Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total Euro amount that the Depository will receive from the Authorized Participant on CREATION T+2.

C3	CREATION T+2

C3.1 By 3:30 p.m. Frankfurt time (usually 9:30 a.m. NYC time), the Depository has received each Authorized Participant’s wire transfer of the Basket Euro Amount in the Deposit Account.

C3.2 As of 3:30 p.m. Frankfurt time, the Depository notifies the Trustee that the Basket Euro Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.3 Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO DTC Charge).

C3.4 At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Euro Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Euro Amount.

C3.5 By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Euro Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.6 By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Euro Amount has been received into the Deposit Account.

C3.7 Following the close of business (usually 4:00 p.m. Frankfurt time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.8 Following the close of business (usually 4:00 p.m. Frankfurt time) on CREATION T+2, the Depository Euro system updates account records, recording the movements of Euro in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Frankfurt time) on CREATION T+2.

C3.9 Following the close of business (usually 4:00 p.m. Frankfurt time) on CREATION T+2, the Depository Euro system automatically generates authenticated electronic messages constituting a statement of the activity affecting the Deposit Account (SWIFT MT940 or SWIFT MT950), (received only by the Trustee).

C3.10 If the Authorized Participant fails to deliver Euro by 3:30 p.m. Frankfurt time on CREATION T+2, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), and a Basket is redeemed by 3:30 p.m. Frankfurt time (usually 9:30 a.m. NYC time) on the second Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case redemption of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Euro corresponding to the Shares delivered for redemption.

R1	REDEMPTION T (REDEMPTION ORDER TRADE DATE)

R1.1 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1 The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4 Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6 Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7 The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO DTC Charge prior to the delivery of the Euro to the Authorized Participant on REDEMPTION T+2.

R1.1.8 If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2 If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then, by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees prior to delivery of the Euro on REDEMPTION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Euro the Participant will receive upon redemption of the indicated Basket(s).

R1.3 For each Redemption Order, the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository indicating the amount of Euro to transfer from the Deposit Account by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository) to the Authorized Participant’s designated account by 3:30 p.m. Frankfurt time (usually 9:30 a.m. NYC time) on REDEMPTION T+2.

R1.4 NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.4.1 The Trustee will only deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+2 after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.4.2 If an Authorized Participant has placed its Redemption Order with the Trustee on REDEMPTION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Euro to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1 On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Euro the Authorized Participant will receive upon redemption of the Basket(s) on Redemption T+2 (the “Basket Euro Amount”).

R3	REDEMPTION T+2

R3.1 Prior to the delivery of the Basket Euro Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO DTC Charge).

R3.2 By 9:00 a.m. NYC time (usually 3:00 p.m. Frankfurt time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk ((718) 315-7500) to expect the Authorized Participant’s Shares through DTC.

R3.2.1 By 9:00 a.m. NYC time (usually 3:00 p.m. Frankfurt time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R3.2.2 By 9:00 a.m. NYC time (usually 3:00 p.m. Frankfurt time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, then the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R3.2.3 By 9:00 a.m. NYC time (usually 3:00 p.m. Frankfurt time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, then the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R3.3 By 9:30 a.m. NYC time (usually 3:30 p.m. Frankfurt time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Euro Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares. The Euro will be sent to the designated accounts by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository).

R3.4 As of 3:30 p.m. Frankfurt time (usually 9:30 a.m. NYC time), following the receipt of the authenticated confirmatory electronic message from the Trustee, the Depository executes the instructions from the Trustee to wire the Basket Euro Amount from the Trust Account and to transfer the Basket Euro Amount to the Authorized Participant’s designated account.

R3.4.1 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to cancel Shares received for redemption.

R3.4.2 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.5 Following the close of business (usually 4:00 p.m. Frankfurt time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.6 Following the close of business (usually 4:00 p.m. Frankfurt time) on REDEMPTION T+2, the Depository Euro system updates its account records, recording the movements of Euro in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Frankfurt time) on REDEMPTION T+2.

R3.7 Following the close of business (usually 4:00 p.m. Frankfurt time) on REDEMPTION T+2, the Depository Euro system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXY

CREATION AND REDEMPTION OF JAPANESE YEN SHARES AND RELATED JAPANESE YEN TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Japanese Yen Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Japanese Yen Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Japanese Yen between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Japanese Yen also are described.

Under these Procedures, Baskets may be issued only in consideration for Japanese Yen transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of February 1, 2007, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “NY Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Japan.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Japanese Yen, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Japanese Yen and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the NY Business Day that is the Order Date under the Trust Agreement (“CREATION T”), on the next NY Business Day following CREATION T that is also a Local Business Day (“CREATION T+1”), the Trustee notifies the Authorized Participant and the Depository of the amount of Japanese Yen to be transferred to the Trust and the Authorized Participant transfers such amount to the Depository and a Basket is created on the next NY Business Day following CREATION T+1, unless the Trustee has not received confirmation of the receipt of the Basket Japanese Yen Amount (as defined herein) on such day, in which case creation of the Basket shall be the next following day that is both a New York Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Japanese Yen and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Baskets corresponding to the Japanese Yen the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1 By the 4:00 p.m. NYC time (the “Order Cut-Off Time”), or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1 The Authorized Participant (“AP”) submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4 Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable will be rejected.

C1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6 Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7 The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8 If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2 If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Japanese Yen the Authorized Participant must transfer in exchange for the Basket(s).

C1.3 The Authorized Participant ensures that by 3:30 p.m. NYC time on CREATION T+1 (usually 4:30 a.m. the following day Tokyo time), sufficient Japanese Yen are wire transferred to the Depository.

C1.4 NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1 The Authorized Participant must be a participating member of DTC.

C1.4.2 The Authorized Participant must be able to transfer Japanese Yen via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository..

C1.4.3 The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4 The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Japanese Yen transfers with its sending financial institution.

C1.4.5 By 3:30 p.m. NYC time on CREATION T+1 (usually 4:30 a.m. the following day Tokyo time), Japanese Yen in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Baskets on CREATION T+2.

C1.4.6 An Authorized Participant may only deliver Japanese Yen for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7 Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5 NOTES FOR TRUSTEE (CREATION T)

C1.5.1 If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Japanese Yen that must be deposited in the Deposit Account no later than 3:30 p.m. NYC time on CREATION T+1 (usually 4:30 a.m. the following day Tokyo time).

C2	CREATION T+1

C2.1 On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Japanese Yen that must be deposited in the Deposit Account (the “Basket Japanese Yen Amount”) not later than 3:30 p.m. NYC time on CREATION T+1 (usually 4:30 a.m. the following day Tokyo time) for the creation of Baskets on CREATION T+2.

C2.2 Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total amount of Japanese Yen that the Depository will receive from the Authorized Participant on CREATION T+1.

C2.3 By 3:30 p.m. NYC time (usually 4:30 a.m. the following day Tokyo time), the Depository has received each Authorized Participant’s wire transfer of the Basket Japanese Yen Amount in the Deposit Account.

C3	CREATION T+2

C3.1 As of 9:00 a.m. NYC time, the Depository notifies the Trustee that the Basket Japanese Yen Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.2 Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.3 At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Japanese Yen Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Japanese Yen Amount.

C3.4 By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Japanese Yen Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.5 By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Japanese Yen Amount has been received into the Deposit Account.

C3.6 Following the close of business (usually 4:00 p.m. Tokyo time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.7 Following the close of business (usually 4:00 p.m. Tokyo time) on CREATION T+2, the Depository Japanese Yen system updates account records, recording the movements of Japanese Yen in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Tokyo time) on CREATION T+2.

C3.8 Following the close of business (usually 4:00 p.m. Tokyo time) on CREATION T+2, the Depository Japanese Yen system automatically generates authenticated electronic messages (SWIFT MT940 or SWIFT MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

C3.9 If the Authorized Participant fails to deliver Japanese Yen by 3:30 p.m. NYC time on CREATION T+1, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the NY Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), Baskets to be redeemed are delivered to the Trustee by 3:00 p.m. NYC time (usually 4:00 a.m. the following day Tokyo time) on the first NY Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case Baskets shall be delivered the next following day that is both a New York Business Day and a Local Business Day (“REDEMPTION T+1”) and the Authorized Participant receives the corresponding Japanese Yen on the next NY Business Day that is also a Local Business Day following REDEMPTION T+1 (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Japanese Yen corresponding to the Baskets delivered for redemption.

R1	REDEMPTION T (REDEMPTION ORDER TRADE DATE)

R1.1 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1 The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500 notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4 Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6 Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7 The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge on REDEMPTION T+2 prior to the delivery of the Japanese Yen to the Authorized Participant.

R1.1.8 If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2 If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees on REDEMPTION T+2 prior to delivery of the Japanese Yen” and indicating, on a preliminary basis subject to confirmation, the number of Japanese Yen the Participant will receive upon redemption of the indicated Basket(s) of Shares.

R1.3 NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.3.1 The Trustee will deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+1 only after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.3.2 If an Authorized Participant has placed its Redemption Order with the Trustee on REDEMPTION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Japanese Yen to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1 On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Japanese Yen that will be delivered to the Authorized Participant on REDEMPTION T+2 (the “Basket Japanese Yen Amount”).

R2.2 Prior to the delivery of instructions from the Trustee to the Depository directing the Depository to transfer the Basket Japanese Yen Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R2.3 By 3:00 p.m. NYC time (usually 4:00 a.m. the following day Tokyo time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk (718) 315-7500 to expect the Authorized Participant’s Shares through DTC.

R2.3.1 By 3:00 p.m. NYC time (usually 4:00 a.m. the following day Tokyo time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R2.3.2 By 3:00 p.m. NYC time (usually 4:00 a.m. the following day Tokyo time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R2.3.3 By 3:00 p.m. NYC time (usually 4:00 a.m. the following day Tokyo time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R2.4 By 3:30 p.m. NYC time (usually 4:30 a.m. the following day Tokyo time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Japanese Yen Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares.

R3	REDEMPTION T+2

R3.1 On REDEMPTION T+2, the Depository executes the instructions from the Trustee to wire the Basket Japanese Yen Amount from the Trust Account and to transfer the Basket Japanese Yen Amount to the Authorized Participant’s designated account. The Japanese Yen will be sent to the designated accounts by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository) SWIFT BIC – CHASGB2L.

R3.1.1 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to eliminate Shares received for redemption.

R3.1.2 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.2 Following the close of business (usually 4:00 p.m. Tokyo time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.3 Following the close of business (usually 4:00 p.m. Tokyo time) on REDEMPTION T+2, the Depository Japanese Yen system updates its account records, recording the movements of Japanese Yen in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Tokyo time) on REDEMPTION T+2.

R3.4 Following the close of business (usually 4:00 p.m. Tokyo time) on REDEMPTION T+2, the Depository Japanese Yen system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXSG

CREATION AND REDEMPTION OF SINGAPORE DOLLAR SHARES AND

RELATED SINGAPORE DOLLAR TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Singapore Dollar Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Singapore Dollar Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Singapore Dollars between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Singapore Dollars also are described.

Under these Procedures, Baskets may be issued only in consideration for Singapore Dollar transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of August 7, 2008, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “NY Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Singapore.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Singapore Dollar, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Singapore Dollars and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the NY Business Day that is the Order Date under the Trust Agreement (“CREATION T”), on the next NY Business Day that is also a Local Business Day (“CREATION T+1”), the Trustee notifies the Authorized Participant and the Depository of the amount of Singapore Dollars to be transferred to the Trust and the Authorized Participant transfers such amount to the Depository and a Basket is created on the next NY Business Day following CREATION T+1, unless the Trustee has not received confirmation of the receipt of the Basket Singapore Dollar Amount (as defined herein) on such day, in which case creation of the Basket shall be the next following day that is both a New York Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Singapore Dollars and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Baskets corresponding to the Singapore Dollars the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1    By the 4:00 p.m. NYC time (the “Order Cut-Off Time”), or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1    The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions ; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315~~-~~7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3    Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4    Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable will be rejected.

C1.1.5     During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6 Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7    The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8    If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2    If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Singapore Dollars the Authorized Participant must transfer in exchange for the Basket(s).

C1.3    The Authorized Participant ensures that by 3:30 p.m. NYC time on CREATION T+1 (usually 3:30 a.m. the following day Singapore time) that sufficient Singapore Dollars are wire transferred to the Depository.

C1.4     NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1    The Authorized Participant must be a participating member of DTC.

C1.4.2    The Authorized Participant must be able to transfer Singapore Dollars via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3    The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4    The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Singapore Dollar transfers with its sending financial institution.

C1.4.5     By 3.30 p.m NYC time on CREATION T+1 (usually 3:30 a.m. the following day Singapore time), Singapore Dollars in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Baskets on CREATION T+2.

C1.4.6    An Authorized Participant may only deliver Singapore Dollars for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7    Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5    NOTES FOR TRUSTEE (CREATION T)

C1.5.1    If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Singapore Dollars that must be deposited in the Deposit Account no later than 3:30 p.m. NYC time on CREATION T+1 (usually 3:30 a.m. the following day Singapore time).

C2	CREATION T+1

C2.1    On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Singapore Dollars that must be deposited in the Deposit Account (the “Basket Singapore Dollar Amount”) not later than 3:30 p.m. NYC time on CREATION T+1 (usually 3:30 a.m. the following day Singapore time) for the creation of Baskets on T+2.

C2.2    Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total amount of Singapore Dollars that the Depository will receive from the Authorized Participant on CREATION T+1.

C2.3    By 3:30 p.m. NYC time (usually 3:30 a.m. the following day Singapore time), the Depository has received each Authorized Participant’s wire transfer of the Basket Singapore Dollar Amount in the Deposit Account.

C3	CREATION T+2

C3.1    As of 9:00 a.m. NYC time, the Depository notifies the Trustee that the Basket Singapore Dollar Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.2    Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.3    At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Singapore Dollar Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Singapore Dollar Amount.

C3.4    By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Singapore Dollar Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.5    By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Singapore Dollar Amount has been received into the Deposit Account.

C3.6    Following the close of business (usually 4:00 p.m. Singapore time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.7    Following the close of business (usually 4:00 p.m. Singapore time) on CREATION T+2, the Depository Singapore Dollar system updates account records, recording the movements of Singapore Dollars in the Deposit Account and providing updated balances in the affected accounts as of 8:30 a.m. NYC time on the first NY Business Day following the date that is the Settlement Date under the Trust Agreement.

C3.8    Following the close of business (usually 4:00 p.m. Singapore time) on CREATION T+2, the Depository Singapore Dollar system automatically generates authenticated electronic messages (SWIFT MT940 or SWIFT MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

C3.9 If the Authorized Participant fails to deliver Singapore Dollars by 3:30 p.m. NYC time on CREATION T+1, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the NY Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), Baskets to be redeemed are delivered to the Trustee by 3:00 p.m. NYC time (usually 3:00 a.m. the following day Singapore time) on the first NY Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case Baskets shall be delivered the next following day that is both a New York Business Day and a Local Business Day (“REDEMPTION T+1”) and the Authorized Participant receives the corresponding Singapore Dollars on the next NY Business Day that is also a Local Business Day following REDEMPTION T+1 (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Singapore Dollars corresponding to the Baskets delivered for redemption.

R1 REDEMPTION	T (REDEMPTION ORDER TRADE DATE)

R1.1    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1    The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3    Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4     Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5    During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6    Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7    The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge on REDEMPTION T+2 prior to the delivery of the Singapore Dollars to the Authorized Participant.

R1.1.8    If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2    If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees on REDEMPTION T+2 prior to delivery of the Singapore Dollars” and indicating, on a preliminary basis subject to confirmation, the number of Singapore Dollars the Participant will receive upon redemption of the indicated Basket(s) of Shares.

R1.3    NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.3.1    The Trustee will deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+1 only after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.3.2     If an Authorized Participant has placed its Redemption Order with the Trustee on REDEMPTION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Singapore Dollars to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1    On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Singapore Dollars that will be delivered to the Authorized Participant on REDEMPTION T+2 (the “Basket Singapore Dollar Amount”).

R2.2    Prior to the delivery of instructions from the Trustee to the Depository directing the Depository to transfer the Basket Singapore Dollar Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R2.3    By 3:00 p.m NYC time (usually 3:00 a.m. the following day Singapore time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk (718) 315-7500 to expect the Authorized Participant’s Shares through DTC.

R2.3.1     By 3:00 p.m. NYC time (usually 3:00 a.m. the following day Singapore time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R2.3.2    By 3:00 p.m. NYC time (usually 3:00 a.m. the following day Singapore time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R 2.3.3    By 3:00 p.m. NYC time (usually 3:00 a.m. the following day Singapore time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R2.4    By 3:30 p.m. NYC time (usually 3:30 a.m. the following day Singapore time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Singapore Dollar Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares.

R3	REDEMPTION T+2

R3.1    On REDEMPTION T+2, the Depository executes the instructions from the Trustee to wire the Basket Singapore Dollar Amount from the Trust Account and to transfer the Basket Singapore Dollar Amount to the Authorized Participant’s designated account. The Singapore Dollars will be sent to the designated accounts by wire SWIFT BIC – CHASGB2L, or another funds transfer method acceptable to the Depository.

R3.1.1    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to eliminate Shares received for redemption.

R3.1.2    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.2    Following the close of business (usually 4:00 p.m. Singapore time), the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.3    Following the close of business (usually 4:00 p.m. Singapore time), the Depository Singapore Dollars system updates its account records, recording the movements of Singapore Dollars in the Deposit Account and providing updated balances in the affected accounts as of 8:30 a.m. NYC time on the first NY Business Day following the date that is the Settlement Date under the Trust Agreement.

R3.4    Following the close of business (usually 4:00 p.m. Singapore time) on REDEMPTION T+2, the Depository Singapore Dollar system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXS

CREATION AND REDEMPTION OF SWEDISH KRONA SHARES AND RELATED

SWEDISH KRONOR TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Swedish Krona Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Swedish Krona Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Swedish Kronor between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Swedish Kronor also are described.

Under these Procedures, Baskets may be issued only in consideration for Swedish Kronor transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of June 8, 2006, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; and a “Local Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Stockholm.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Swedish Krona, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Swedish Kronor and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the Business Day that is the Order Date under the Trust Agreement (“CREATION T”), and a Basket is created by 11:00 a.m. NYC time (usually 5:00 p.m. Stockholm time) on the second Business Day following CREATION T, unless that day is not a Local Business Day, in which case creation of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Swedish Kronor and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Shares corresponding to the Swedish Kronor the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1    By the 4:00 p.m. NYC time (the “Order Cut-Off Time”) or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1    The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions ; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2     By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3     Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4     Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time , as applicable will be rejected.

C1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6     Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7     The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8     If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2    If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Swedish Krona the Participant must transfer in exchange for the Basket(s).

C1.3    The Participant ensures that by 3:30 p.m. Stockholm time (usually 9:30 a.m. NYC time) on CREATION T+2, sufficient Swedish Krona are wire transferred to the Depository.

C1.4     NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1    The Authorized Participant must be a participating member of DTC.

C1.4.2    The Authorized Participant must be able to transfer Swedish Krona via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3    The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4    The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Swedish Krona transfers with its sending financial institution.

C1.4.5     By 3:30 p.m. Stockholm time on CREATION T+2, Swedish Krona in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Shares on CREATION T+2.

C1.4.6    An Authorized Participant may only deliver Swedish Krona for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7    Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5    NOTES FOR TRUSTEE (CREATION T)

C1.5.1    If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Swedish Krona that must be deposited in the Deposit Account no later than 3:30 p.m. Stockholm time on CREATION T+2.

C2	CREATION T+1

C2.1    On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Swedish Krona that must be deposited in the Deposit Account (the “Basket Swedish Krona Amount”) no later than 3:30 p.m. Stockholm time on CREATION T+2 for creation of the Baskets on that day.

C 2.2    Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total Swedish Krona amount that the Depository will receive from the Authorized Participant on CREATION T+2.

C3	CREATION T+2

C3.1    By 3:30 p.m. Stockholm time (usually 9:30 a.m. NYC time), the Depository has received each Authorized Participant’s wire transfer of the Basket Swedish Krona Amount in the Deposit Account.

C3.2    As of 3:30 p.m. Stockholm time, the Depository notifies the Trustee that the Basket Swedish Krona Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.3    Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.4    At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Swedish Krona Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Swedish Krona Amount.

C3.5    By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Swedish Krona Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.6    By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Swedish Krona Amount has been received into the Deposit Account.

C3.7    Following the close of business (usually 4:00 p.m. Stockholm time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.8    Following the close of business (usually 4:00 p.m. Stockholm time) on CREATION T+2, the Depository Swedish Krona system updates account records, recording the movements of Swedish Krona in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Stockholm time) on CREATION T+2.

C3.9    Following the close of business (usually 4:00 p.m. Stockholm time) on CREATION T+2, the Depository Swedish Krona system automatically generates authenticated electronic messages constituting a statement of the activity affecting the Deposit Account (SWIFT MT940 or SWIFT MT950), (received only by the Trustee).

C3.10 If the Authorized Participant fails to deliver Swedish Krona by 3:30 p.m. Stockholm time on CREATION T+2, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), and a Basket is redeemed by 3:30 p.m. Stockholm time (usually 9:30 a.m. NYC time) on the second Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case redemption of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Swedish Krona corresponding to the Shares delivered for redemption.

R1 REDEMPTION	T (REDEMPTION ORDER TRADE DATE)

R1.1    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1    The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2    By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3    Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4 Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5    During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6    Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7    The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge prior to the delivery of the Swedish Krona to the Authorized Participant on REDEMPTION T+2.

R1.1.8    If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2    If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees prior to delivery of the Swedish Krona on REDEMPTION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Swedish Krona the Participant will receive upon redemption of the indicated Basket(s).

R1.3    For each Redemption Order, the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository indicating the amount of Swedish Krona to transfer from the Deposit Account by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository) to the Authorized Participant’s designated account by 3:30 p.m. Stockholm time (usually 9:30 a.m. NYC time) on REDEMPTION T+2.

R1.4    NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.4.1    The Trustee will only deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+2 after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.4.2     If an Authorized Participant has placed its Redemption Order with the Trustee on REDEMPTION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Swedish Krona to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1    On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Swedish Krona the Authorized Participant will receive upon redemption of the Basket(s) on Redemption T+2 (the “Basket Swedish Krona Amount”).

R3	REDEMPTION T+2

R3.1    Prior to the delivery of the Basket Swedish Krona Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R3.2    By 9:00 a.m. NYC time (usually 3:00 p.m. Stockholm time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk ((718) 315-7500) to expect the Authorized Participant’s Shares through DTC.

R3.2.1 By 9:00 a.m. NYC time (usually 3:00 p.m. Stockholm time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R3.2.2    By 9:00 a.m. NYC time (usually 3:00 p.m. Stockholm time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, then the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R3.2.3    By 9:00 a.m. NYC time (usually 3:00 p.m. Stockholm time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, then the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R3.3    By 9:30 a.m. NYC time (usually 3:30 p.m. Stockholm time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Swedish Krona Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares. The Swedish Krona will be sent to the designated accounts by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to Depository).

R3.4    As of 3:30 p.m. Stockholm time (usually 9:30 a.m. NYC time), following the receipt of the authenticated confirmatory electronic message from the Trustee, the Depository executes the instructions from the Trustee to wire the Basket Swedish Krona Amount from the Trust Account and to transfer the Basket Swedish Krona Amount to the Authorized Participant’s designated account.

R3.4.1    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to cancel Shares received for redemption.

R3.4.2    By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.5    Following the close of business (usually 4:00 p.m. Stockholm time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.6    Following the close of business (usually 4:00 p.m. Stockholm time) on REDEMPTION T+2, the Depository Swedish Krona system updates its account records, recording the movements of Swedish Krona in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Stockholm time) on REDEMPTION T+2.

R3.7    Following the close of business (usually 4:00 p.m. Stockholm time) on REDEMPTION T+2, the Depository Swedish Krona system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

ATTACHMENT A – FXF

CREATION AND REDEMPTION OF SWISS FRANC SHARES AND RELATED SWISS

FRANC TRANSACTIONS

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Swiss Franc Trust shares (the “Shares”) issuable by The Bank of New York Mellon, as trustee (the “Trustee”) of the CurrencyShares® Swiss Franc Trust (the “Trust”), may be purchased or, once Shares have been issued, redeemed by an Authorized Participant. Shares may be created or redeemed only in blocks of 50,000 Shares (each such block, a “Basket”). Because the issuance and redemption of Baskets also involve the transfer of Swiss Francs between the Authorized Participant and the Trust, certain processes relating to the underlying transfers of Swiss Francs also are described.

Under these Procedures, Baskets may be issued only in consideration for Swiss Francs transferred to and held in the Trust’s accounts maintained in London, England by the London Branch of JPMorgan Chase Bank, N.A., as depository (the “Depository”). Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Depositary Trust Agreement, dated as of June 8, 2006, between Rydex Specialized Products LLC, succeeded by Guggenheim Specialized Products, LLC (the “Sponsor”), the Trustee, the registered owners and beneficial owners from time to time of Shares issued thereunder and all depositors (the “Trust Agreement”), or the Participant Agreement entered into by each Authorized Participant with the Sponsor and the Trustee.

For purposes of these Procedures, a “Business Day” is defined as any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange (the “NYSE”) is not open for regular trading at noon New York City time; and a “Local Business Day” is defined as any day other than (i) a a Saturday or Sunday or (ii) a day which has been designated a bank holiday in Zurich.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Sponsor to each Authorized Participant prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement. Baskets may be issued and redeemed on any Business Day by the Trustee in exchange for Swiss Francs, which the Trustee receives from Authorized Participants or transfers to Authorized Participants, in each case on behalf of the Trust. Authorized Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Trustee. Also, in connection with each Purchase Order and Redemption Order (each as defined below) for two or more Baskets, the Authorized Participant shall pay an additional transaction fee, as follows:

Baskets Created or Redeemed Per Order	Additional Transaction Fee
2	$500
3	$1,000
4	$1,500
5 or more	$2,000

The additional transaction fee described above shall be remitted to the Authorized Participant to the Trustee in accordance with these Procedures. The Trustee shall then remit payment of the additional transaction fee to the Sponsor. The fees described above shall collectively be referred to herein as “Transaction Fees”.

Authorized Participants and the Trust Transfer Swiss Francs and Baskets

Upon acceptance of the Participant Agreement by the Sponsor and the Trustee, the Trustee will assign a personal identification number (a “PIN”) to each person authorized to act for the Authorized Participant (an “Authorized Person”). This will allow the Authorized Participant through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) (each as defined herein and, together, “Orders”) for Baskets.

Important Notes:

Any Order is subject to rejection by the Trustee for the reasons set forth in the Trust Agreement.

All Orders are subject to the provisions of the Participant Agreement relating to unclear or ambiguous instructions.

CREATION PROCESS

OVERVIEW

The following describes the process by which Baskets are created. In summary, an order to purchase one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. New York City (“NYC”) time on the Business Day that is the Order Date under the Trust Agreement (“CREATION T”), and a Basket is created by 11:00 a.m. NYC time (usually 5:00 p.m. Zurich time) on the second Business Day following CREATION T, unless that day is not a Local Business Day, in which case creation of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“CREATION T+2”). In order for the creation of a Basket to occur, the Authorized Participant must transfer to the Trust Swiss Francs and the Trustee will transfer to the Authorized Participant’s account at The Depository Trust Company (“DTC”) Shares corresponding to the Swiss Francs the Participant has transferred to the Trust.

C1	CREATION T (PURCHASE ORDER TRADE DATE)

C1.1 By the 4:00 p.m. NYC time (the “Order Cut-Off Time”) or by 12:00 p.m. NYC time on the monthly dividend declaration date (the “Early Order Cut-Off Time”), the Authorized Participant submits to the Trustee the Authorized Participant’s order to create one or more Baskets (a “Purchase Order”) in accordance with the following process.

C1.1.1 The Authorized Participant submitting an order to create shall submit such orders containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the Order Entry System terms and conditions; or (b) by telephone to the Trustee’s Transfer Agent Representative according to the procedures set forth below.

C1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Purchase Order for the Trustee to create an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

C1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process Purchase Orders if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

C1.1.4 Purchase Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable will be rejected.

C1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Purchase Order, the Trustee will give an order number for the Authorized Participant’s Purchase Order.

C1.1.6 Within 15 minutes after receiving the order number from the Trustee, the Authorized Participant will fax the Purchase Order to the Trustee using the Purchase Order Form included as part of the Participant Agreement.

C1.1.7 The Purchase Order Form provides, among other things, for the number of Baskets that the Authorized Participant is ordering and the condition that the Purchase Order is subject to the Trustee’s receipt of the Transaction Fees (by DTC SPO Charge) prior to delivery of the Baskets on CREATION T+2.

C1.1.8 If the Trustee has not received the Purchase Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Purchase Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

C1.2 If the Trustee has received the Authorized Participant’s Purchase Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on CREATION T, the Trustee will return to the Participant a copy of the Purchase Order Form submitted, marking it “Affirmed subject to receipt of the Transaction Fees prior to delivery of Baskets on CREATION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Swiss Francs the Participant must transfer in exchange for the Basket(s).

C1.3 The Participant ensures that by 3:30 p.m. Zurich time (usually 9:30 a.m. NYC time) on CREATION T+2, sufficient Swiss Francs are wire transferred to the Depository.

C1.4 NOTES FOR AUTHORIZED PARTICIPANT (CREATION T)

C1.4.1 The Authorized Participant must be a participating member of DTC.

C1.4.2 The Authorized Participant must be able to transfer Swiss Francs via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.3 The Authorized Participant must have signed and delivered the Participant Agreement to the Trustee. The Trustee will accept an Authorized Participant based on the representations made by the Authorized Participant in the Participant Agreement. The Trustee will not perform other due diligence or investigation of Authorized Participants.

C1.4.4 The Authorized Participant must have in place, before a Purchase Order can be processed, account instructions for Swiss Francs transfers with its sending financial institution.

C1.4.5 By 3:30 p.m. Zurich time on CREATION T+2, Swiss Francs in the amount needed to acquire the Shares must be standing to the credit of the Deposit Account in order for the Authorized Participant to receive Shares on CREATION T+2.

C1.4.6 An Authorized Participant may only deliver Swiss Francs for credit to the Depository via SWIFT BIC – CHASGB2L, or another method acceptable to the Depository.

C1.4.7 Prior to the delivery of the Baskets by the Trustee on CREATION T+2, the Authorized Participant must accept a DTC SPO Charge for the applicable Transaction Fees from the Trustee. Purchase Orders for which the Trustee has not received the Transaction Fees will be cancelled subject to handling pursuant to supplemental procedures to be issued, but in any event the Authorized Participant will remain obligated to the Trustee for the Transaction Fees.

C1.5 NOTES FOR TRUSTEE (CREATION T)

C1.5.1 If an Authorized Participant has placed its Purchase Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Swiss Francs that must be deposited in the Deposit Account no later than 3:30 p.m. Zurich time on CREATION T+2.

C2	CREATION T+1

C2.1 On CREATION T+1 the Trustee notifies the Authorized Participant of the final amount of Swiss Francs that must be deposited in the Deposit Account (the “Basket Swiss Francs Amount”) no later than 3:30 p.m. Zurich time on CREATION T+2 for creation of the Baskets on that day.

C2.2 Based on the Purchase Orders placed with it on CREATION T, the Trustee sends an authenticated electronic message (SWIFT MT210) to the Depository indicating the total Swiss Franc amount that the Depository will receive from the Authorized Participant on CREATION T+2.

C3	CREATION T+2

C3.1 By 3:30 p.m. Zurich time (usually 9:30 a.m. NYC time), the Depository has received each Authorized Participant’s wire transfer of the Basket Swiss Francs Amount in the Deposit Account.

C3.2 As of 3:30 p.m. Zurich time, the Depository notifies the Trustee that the Basket Swiss Francs Amount has been transferred into the Deposit Account by an authenticated electronic message (SWIFT MT910).

C3.3 Prior to the delivery of the Baskets on CREATION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

C3.4 At 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Swiss Francs Amount to the Deposit Account, the Trustee authorizes the creation and issuance of the Baskets ordered by each Authorized Participant on CREATION T for which the Trustee has received confirmation from the Depository of receipt of the Basket Swiss Francs Amount.

C3.5 By 11:00 a.m. NYC time, following receipt of the notice from the Depository confirming the transfer of the Basket Swiss Francs Amount to the Deposit Account, the Trustee notifies its transfer agent service desk that it has authorized the creation and issuance of Baskets in the number specified, and to increase the number of Shares outstanding accordingly. By 11:00 a.m. NYC time, following receipt of the notice from the Trustee that it has authorized the creation and issuance of Shares in the number specified, the Trustee’s transfer agent service desk increases the number of Shares outstanding, and notifies the Trustee and the Trustee’s DTC operations desk that an increased number of Shares is now outstanding and available for release in accordance with the Trustee’s instructions.

C3.6 By 11:00 a.m. NYC time, following receipt of notice from the Trustee’s transfer agent service desk that the number of Shares now outstanding has been increased, the Trustee notifies its DTC operations desk to release the increased number of Shares through DTC to the DTC participant accounts of the Authorized Participants scheduled to receive Baskets on CREATION T+2 for whom the Trustee has received confirmation from the Depository that the Basket Swiss Francs Amount has been received into the Deposit Account.

C3.7 Following the close of business (usually 4:00 p.m. Zurich time) on CREATION T+2, the Depository makes appropriate entries in its books and records to reflect the creation of Baskets.

C3.8 Following the close of business (usually 4:00 p.m. Zurich time) on CREATION T+2, the Depository Swiss Francs system updates account records, recording the movements of Swiss Francs in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Zurich time) on CREATION T+2.

C3.9 Following the close of business (usually 4:00 p.m. Zurich time) on CREATION T+2, the Depository Swiss Francs system automatically generates authenticated electronic messages constituting a statement of the activity affecting the Deposit Account (SWIFT MT940 or SWIFT MT950), (received only by the Trustee).

C3.10 If the Authorized Participant fails to deliver Swiss Francs by 3:30 p.m. Zurich time on CREATION T+2, (a) the Trustee will apply a late fee equal to four (4) times the creation charge; and (b) the Depository may, in its reasonable discretion, apply a late fee calculated in accordance with standard industry practices, payable by the Authorized Participant.

In the event any such late fees are assessed, the Trustee will coordinate with the Authorized Participant to arrange payment of such fees.

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

REDEMPTION PROCESS

OVERVIEW

The following describes the process by which Baskets are redeemed. In summary, an order to redeem one or more Baskets is placed by an Authorized Participant with the Trustee by 4:00 p.m. NYC time on the Business Day that is the Order Date under the Trust Agreement (“REDEMPTION T”), and a Basket is redeemed by 3:30 p.m. Zurich time (usually 9:30 a.m. NYC time) on the second Business Day following REDEMPTION T, unless that day is not a Local Business Day, in which case redemption of the Basket shall be the next following day that is both a Business Day and a Local Business Day (“REDEMPTION T+2”). In order for the redemption of a Basket to occur, the Authorized Participant must pay a transaction fee and the Trustee will instruct the Depository to transfer to the Authorized Participant Swiss Francs corresponding to the Shares delivered for redemption.

R1	REDEMPTION T (REDEMPTION ORDER TRADE DATE)

R1.1 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, the Authorized Participant submits to the Trustee the Authorized Participant’s order to redeem one or more Baskets (a “Redemption Order”) in accordance with the following process.

R1.1.1 The Authorized Participant submitting an order to redeem shall submit such requests containing the information required by the Trustee in the following manner: (a) through the Trustee’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions in the Electronic Service Agreement; or (b) by telephone to the Trustee’s Transfer Agent Representative, according to the procedures set forth below.

R1.1.2 By the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, an Authorized Person of the Authorized Participant calls the Trustee at 718-315-7500, notifying the Trustee that the Authorized Participant wishes to place a Redemption Order for the Trustee to redeem an identified number of Baskets and requesting that the Trustee provide an order number. The Authorized Person provides a PIN as identification to the Trustee.

R1.1.3 Incoming telephone calls are queued and will be handled in the sequence received. The Trustee will process the Redemption Order(s) if the phone call initiated by the Authorized Person is placed before the Order Cut-Off Time or the Early Order Cut-Off Time as applicable, even though the remainder of the order process is not completed until after the Order Cut-Off Time or the Early Order Cut-Off Time. Accordingly, do not hang up and redial.

R1.1.4 Redemption Orders initiated after the Order Cut-Off Time or the Early Order Cut-Off Time, as applicable, are rejected.

R1.1.5 During the phone call from the Authorized Person of the Authorized Participant to initiate a Redemption Order, the Trustee will give an order number for the Authorized Participant’s Redemption Order.

R1.1.6 Within 15 minutes after the phone call initiating the Redemption Order, the Authorized Participant will fax the Redemption Order to the Trustee using the Redemption Order Form included as part of the Participant Agreement.

R1.1.7 The Redemption Order Form provides, among other things, for the number of Baskets that the Authorized Participant is redeeming and the condition that the Redemption Order is subject to Trustee’s receipt of the Transaction Fees by SPO/DTC Charge prior to the delivery of the Swiss Francs to the Authorized Participant on REDEMPTION T+2.

R1.1.8 If the Trustee has not received the Redemption Order Form from the Authorized Participant within 15 minutes after the Authorized Person placed the phone call to the Trustee, the Trustee places a phone call to the Authorized Participant to inquire about the status of the order. If the Authorized Participant does not fax the Redemption Order Form to the Trustee within 15 minutes after the Trustee’s phone call, the Authorized Participant’s order is cancelled, but the Authorized Participant will remain liable to the Trustee for the Transaction Fees.

R1.2 If the Trustee has received the Authorized Participant’s Redemption Order Form on time in accordance with the preceding timing rules, then by 5:00 p.m. NYC time on REDEMPTION T, the Trustee will return to the Authorized Participant a copy of the Redemption Order Form submitted, marking it “Affirmed subject to receipt of Transaction Fees prior to delivery of the Swiss Francs on REDEMPTION T+2” and indicating, on a preliminary basis subject to confirmation, the number of Swiss Francs the Participant will receive upon redemption of the indicated Basket(s).

R1.3 For each Redemption Order, the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository indicating the amount of Swiss Francs to transfer from the Deposit Account by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository) to the Authorized Participant’s designated account by 3:30 p.m. Zurich time (usually 9:30 a.m. NYC time) on REDEMPTION T+2.

R1.4 NOTES FOR TRUSTEE AND DEPOSITORY (REDEMPTION T)

R1.4.1 The Trustee will only deliver the authenticated electronic message (SWIFT MT202) to the Depository on REDEMPTION T+2 after confirming the Trustee’s receipt of Shares from the Authorized Participant through DTC.

R1.4.2 If an Authorized Participant has placed its Redemption Order with the Trustee on CREATION T using the Trustee’s electronic order entry system, by 6:00 p.m. NYC time the Trustee will send an email message to the Authorized Participant indicating the approximate total amount of Swiss Francs to be delivered to the Authorized Participant on REDEMPTION T+2.

R2	REDEMPTION T+1

R2.1 On REDEMPTION T+1 the Trustee notifies the Authorized Participant of the final amount of Swiss Francs the Authorized Participant will receive upon redemption of the Basket(s) on Redemption T+2 (the “Basket Swiss Francs Amount”).

R3	REDEMPTION T+2

R3.1 Prior to the delivery of the Basket Swiss Francs Amount on REDEMPTION T+2, the Trustee must have received the Transaction Fees from the Authorized Participant (SPO/DTC Charge).

R3.2 By 9:00 a.m. NYC time (usually 3:00 p.m. Zurich time), the Authorized Participant delivers free to the Trustee’s participant account at DTC (#2209) the Shares to be redeemed. The Authorized Participant telephones the Trustee’s DTC operations desk ((718) 315-7500) to expect the Authorized Participant’s Shares through DTC.

R3.2.1 By 9:00 a.m. NYC time (usually 3:00 p.m. Zurich time), the Trustee’s DTC operations desk notifies the Trustee whether the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC.

R3.2.2 By 9:00 a.m. NYC time (usually 3:00 p.m. Zurich time), if the Shares being redeemed by the Authorized Participant have been received into the Trustee’s participant account at DTC, then the Trustee’s DTC operations desk accepts the Shares to be redeemed, notifies the Trustee that the Trustee has received the Authorized Participant’s Shares and identifies the Authorized Participant from whom the Shares have been received.

R3.2.3 By 9:00 a.m. NYC time (usually 3:00 p.m. Zurich time), if the Shares of a redeeming Authorized Participant have not been received into the Trustee’s participant account at DTC, then the Trustee’s operations desk notifies the Trustee that the Trustee has not received the Shares from the Authorized Participant, and identifies the Authorized Participant from whom Shares have not been received.

R3.3 By 9:30 a.m. NYC time (usually 3:30 p.m. Zurich time), the Trustee sends an authenticated electronic message (SWIFT MT202) to the Depository directing the Depository to transfer the Basket Swiss Francs Amount to the accounts of those Authorized Participants from whom the Trustee has received Shares. The Swiss Francs will be sent to the designated accounts by wire (RTGSplus, EBA EURO1, TARGET, or another funds transfer method acceptable to the Depository).

R3.4 As of 3:30 p.m. Zurich time (usually 9:30 a.m. NYC time), following the receipt of the authenticated confirmatory electronic message from the Trustee, the Depository executes the instructions from the Trustee to wire the Basket Swiss Francs Amount from the Trust Account and to transfer the Basket Swiss Francs Amount to the Authorized Participant’s designated account.

R3.4.1 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s DTC operations desk instructs the Trustee’s transfer agent services desk to cancel Shares received for redemption.

R3.4.2 By DTC free delivery cut-off time (usually 3:00 p.m. NYC time), the Trustee’s transfer agent services desk cancels the Authorized Participant’s Shares received for redemption and reduces the number of Trust Shares outstanding.

R3.5 Following the close of business (usually 4:00 p.m. Zurich time) on REDEMPTION T+2, the Depository makes the appropriate entries in its books and records to reflect the redemptions.

R3.6 Following the close of business (usually 4:00 p.m. Zurich time) on REDEMPTION T+2, the Depository Swiss Francs system updates its account records, recording the movements of Swiss Francs in the Deposit Account and providing updated balances in the affected accounts as of the close of business (usually 4:00 p.m. Zurich time) on REDEMPTION T+2.

R3.7 Following the close of business (usually 4:00 p.m. Zurich time) on REDEMPTION T+2, the Depository Swiss Francs system automatically generates an authenticated electronic message (SWIFT MT940 or Swift MT950) constituting a statement of the activity affecting the Deposit Account (received only by the Trustee).

Note: Both creation and redemption activities (delivery/receipts) time frames are subject to change based on depository requirements.

EXHIBIT B – FXA

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES AUSTRALIAN DOLLAR TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXA	Redemption of FXA

Number of Creation Units (CU) Transacted (One CU = 50,000 FXA):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Australian Dollar Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Australian Dollar Amount disseminated the previous business day and recognizes the final Basket Australian Dollar Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Australian Dollar Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Australian Dollars		Final # of FXA Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXB

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES BRITISH POUND STERLING TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXB	Redemption of FXB

Number of Creation Units (CU) Transacted (One CU = 50,000 FXB):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® British Pound Sterling Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket British Pound Amount disseminated the previous business day and recognizes the final Basket British Pound Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket British Pound Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of British Pounds		Final # of FXB Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXC

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES CANADIAN DOLLAR TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXC	Redemption of FXC

Number of Creation Units (CU) Transacted (One CU = 50,000 FXC):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Canadian Dollar Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Canadian Dollar Amount disseminated the previous business day and recognizes the final Basket Canadian Dollar Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Canadian Dollar Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Canadian Dollars		Final # of FXC Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXE

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES EURO TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXE	Redemption of FXE

Number of Creation Units (CU) Transacted (One CU = 50,000 FXE):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Euro Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Euro Amount disseminated the previous business day and recognizes the final Basket Euro Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Euro Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.	TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Euros		Final # of FXE Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXY

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES JAPANESE YEN TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXY	Redemption of FXY

Number of Creation Units (CU) Transacted (One CU = 50,000 FXY):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Japanese Yen Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Japanese Yen Amount disseminated the previous business day and recognizes the final Basket Japanese Yen Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Japanese Yen Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Japanese Yen		Final # of FXY Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXSG

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES SINGAPORE DOLLAR TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXSG	Redemption of FXSG

Number of Creation Units (CU) Transacted (One CU = 50,000 FXSG):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Singapore Dollar Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Singapore Dollar Amount disseminated the previous business day and recognizes the final Basket Singapore Dollar Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Singapore Dollar Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Singapore Dollars		Final # of FXSG Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXS

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES SWEDISH KRONA TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXS	Redemption of FXS

Number of Creation Units (CU) Transacted (One CU = 50,000 FXS):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Swedish Krona Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Swedish Krona Amount disseminated the previous business day and recognizes the final Basket Swedish Krona Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Swedish Krona Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Swedish Kronor		Final # of FXS Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee

EXHIBIT B – FXF

THE BANK OF NEW YORK MELLON, TRUSTEE

CREATION/REDEMPTION ORDER FORM

CURRENCYSHARES SWISS FRANC TRUST ETF

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	(718) 315 - 7500
Fax order number:	(732) 667 - 9478 / Alt. Fax: (718) 315 - 3080
Custodian Instructions	(000-000-0000) / SWIFT CHASGB2L

Participant must complete all items in Part I. The Trustee and/or Transfer Agent, in their discretion may reject any order not submitted in complete form.

I.    TO BE COMPLETED BY PARTICIPANT:

Date:	Time:
Broker Name:	Firm Name:
DTC Participant Number:	Fax Number:
Telephone Number:

Type of Order (Check Creation or Redemption):

Creation of FXF	Redemption of FXF

Number of Creation Units (CU) Transacted (One CU = 50,000 FXF):

Number:	Number Written Out:

Order #

This Order is subject to the terms and conditions of the Depositary Trust Agreement of the CurrencyShares® Swiss Franc Trust as currently in effect and the Participant Agreement between the Authorized Participant, the Trustee and the Sponsor named therein. All representations and warranties of the Authorized Participant set forth in the Depositary Trust Agreement and such Participant Agreement are incorporated herein by reference and are true and accurate as of the date hereof.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Order to the Trustee on behalf of the Authorized Participant. The Authorized Participant enters into this agreement based on an estimated Basket Swiss Franc Amount disseminated the previous business day and recognizes the final Basket Swiss Franc Amount represented will be increased or decreased based on the Trust’s daily accrual. At the conclusion of the trading day a Final NAV will be disseminated to all Authorized Participants, and the Basket Swiss Franc Amount and Transaction Fee required for the creation/redemption order entered into on this day will be finalized and this Order will serve as a legally binding contract for settlement in 2 business days or as otherwise set forth in the Participant Agreement.

Date	Authorized Person’s Signature

II.    TO BE COMPLETED BY TRUSTEE:

This certifies that the above order has been:

             Accepted by the Trustee

             Declined by the Trustee – Reason:

Final # of Swiss Francs		Final # of FXF Shares
Final Cash Due to Trustee		Final Cash Due to AP

Date	Time	Authorized Signature of Trustee